EXHIBIT 32.1

                        SECTION 1350 CERTIFICATION OF THE
                             CHIEF EXECUTIVE OFFICER

I, Edward J. Molnar, Chief Executive Officer of Harleysville Savings Financial Corporation (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2003 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 By: /s/ Edward J. Molnar
                                                     ------------------------
                                                     Edward J. Molnar
                                                     Chief Executive Officer

Date: December 19, 2003

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Harleysville Savings Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.